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                        VAN KAMPEN U.S. GOVERNMENT FUND

                        SUPPLEMENT DATED JANUARY 4, 2000
                     TO THE PROSPECTUS DATED APRIL 30, 1999
                     AS PREVIOUSLY SUPPLEMENTED MAY 3, 1999
                              AND OCTOBER 8, 1999

     The section of the Prospectus entitled "INVESTMENT ADVISORY
SERVICES -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT".

     John R. Reynoldson, Barbara M. Downey and Ted V. Mundy III are co-managers responsible for the day-to-day management of the Fund's investment portfolio. Mr. Reynoldson has been Senior Vice President of Asset Management since July 1991 and Senior Vice President of the Adviser since June 1995. Mr. Reynoldson has been a co-manager of the Fund since January 2000.

     Barbara M. Downey has been Vice President of the Adviser since 1996. Prior to 1996, Ms. Downey spent about two years as a Vice President and Senior Portfolio Manager at CSI Asset Management, Inc. Ms. Downey has been a co-manager of the Fund since April 1998.

     Ted V. Mundy III has been Vice President of Asset Management since September 1994 and Vice President of the Adviser since June 1995. Mr. Mundy has been a co-manager of the Fund since January 2000.